united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-22718

Two Roads Shared Trust

(Exact name of registrant as specified in charter)

17605 Wright Street, Omaha, Nebraska 68130

(Address of principal executive offices) (Zip code)

Richard Malinowski, Gemini Fund Services, LLC.

80 Arkay Drive, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2734

Date of fiscal year end: 7/31

Date of reporting period: 1/31/17

Item 1. Reports to Stockholders.

Affinity Small Cap Fund

Class A AISOX
Class C AISPX
Class I AISQX

January 31, 2017

Semi-Annual Report

www.affinityinvestment.com

1-866-345-0588

LETTER TO SHAREHOLDERS OF THE AFFINITY SMALL CAP FUND (AISQX)
January 2017

Dear Shareholders,

Small cap stocks performed extremely well in 2016, with the Russell 2000 Index rising 21.3%. Small cap stocks have gained an additional 0.4% during January 2017. The recent market environment has changed dramatically from a year ago. Back then, worries about an economic slowdown clouded the outlook, and the 10-year bond yield fell from 2.2% at the beginning of 2016 to just under 1.4% by July 2016. However, the outlook has brightened since then as prospects for a stronger economy stemming from perceptions of future fiscal stimulus, higher inflation, deregulation, and tax cuts became more plausible. In addition, early earnings announcements confirmed a brighter economic outlook driving indices to new highs.

FUND PERFORMANCE as of 1/31/2017 [1]

1 The Fund’s performance may be lower or higher than the performance data quoted above. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investor’s shares, when redeemed, may be worth more or less than their original cost. Please review the fund’s prospectus for more information regarding the fund’s fees and expenses. For performance information current to the most recent month-end, please call toll -free 866-345-0588.

Over the past three years, small cap equities trailed large caps by 1.85% annualized (as of 12/31/16). However, U.S. small cap stocks surged in the second half of 2016, enabling the Russell 2000 Index to outperform the Russell 1000 Index by just over 9% for the calendar year. The recent upswing in small cap returns was in part driven by expectations for an improving economy. Will the changing economic environment provide a continuation of small cap outperformance? We believe it will.

Small cap stocks have historically outperformed when inflation increases, interest rates rise, high-yield spreads contract, and GDP growth accelerates. Moreover, small cap stocks have generally performed well in rising interest rate environments. Data spanning 1926 to 2016 shows that in those years when the yield on the10-Year U.S. Treasury note rises between 0 and 50 basis points, small cap stocks outperformed large cap stocks by more than 2% on average. When the yield on the 10-Year Treasury note rose by more than 50 basis points, small cap stocks outperformed by over 6% on average.

The Federal Reserve has abandoned its zero interest rate policy stance, and short term rates are poised to rise further. Anticipated fiscal policy, driven by lower corporate tax rates and deregulation, we believe

4195-NLD-2/27/2017

will likely lead to higher inflation, interest rates, and GDP growth. Such an environment should result in accelerating earnings growth, and benefit small cap equities in particular.

Affinity’s Small Cap Equity Strategy may be very well positioned for the business climate that we expect. Affinity’s highly disciplined process focuses on investing in small cap companies with lower valuations and improving fundamentals. As of 12/31/16, the 1-Year Forward P/E for Affinity’s portfolio is 13.4x, which compares favorably relative to a P/E of 25.9x for the Russell 2000 Index and 18.1x for the S&P 500 Index.

Gregory R. Lai, CFA

CEO & Founder

4195-NLD-2/27/2017

Affinity Small Cap Fund
PORTFOLIO REVIEW
January 31, 2017 (Unaudited)

The Fund’s performance figures* for the period ended January 31, 2017, compared to its benchmark:

	Six Month	One Year	Since Inception (a)
Class A	8.63%	22.69%	0.97%
Class A with 5.75% load	2.38%	15.69%	(2.93)%
Class C	8.20%	21.72%	0.20%
Class I	8.79%	23.11%	1.29%
Russell 2000 Total Return Index (b)	12.43%	33.53%	8.10%

*	The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. The Advisor has contractually agreed to waive fees and/or reimburse expenses until at least December 1, 2017 but only to the extent necessary to maintain the Fund’s total annual operating expenses (excluding any front-end or contingent deferred loads; brokerage cost fees and commissions; expenses of other investment companies in which the Fund may invest (“acquired fund fees and expenses”); borrowing costs, such as interest and dividend expense on securities sold short; taxes; extraordinary expenses, such as litigation expenses) at 1.75%, 2.50% and 1.50% for Class A, Class C and Class I shares, respectively, per the most recent prospectus. Without waiver the gross expense fees are 7.00%, 7.75%, 6.75% for Class A, Class C, and Class I shares, respectively. Each waiver or reimbursement by the Advisor is subject to repayment by the Fund within the three fiscal years following the fiscal year in which that particular expense is incurred, if the Fund is able to make the repayment without exceeding the expense limitation in effect at the time of the waiver and the repayment is approved by the Board of Trustees. Please review the Fund’s most recent prospectus for more detail on the expense waiver. For performance information current to the most recent month-end, please call toll-free 1-866-345-0588.

(a)	Affinity Small Cap Fund commenced investment operations on July 31, 2015.

(b)	The Russell 2000 Total Return index measures the performance of approximately 2,000 small-cap companies in the Russell 3000 Index, which is made up of 3,000 of the biggest U.S. stocks. The Russell 2000 also serves as a benchmark for small-cap stocks in the United States.

The Fund’s Portfolio Allocation is as follows:

Portfolio Composition as of January 31, 2017
Industries	(as a% of net assets)
Commercial Services	8.1%
Real Estate Investment Trusts	7.5%
Banks	7.5%
Semiconductors	7.1%
Insurance	5.2%
Retail	4.6%
Healthcare-Services	4.5%
Software	4.3%
Homebuilders	3.6%
Food	3.2%
Other Assets In Excess of Liabilities	44.4%
100.00%

Please refer to the Schedule of Investments in this semi annual report for a detailed analysis of the Fund’s holdings.

Affinity Small Cap Fund

SCHEDULE OF INVESTMENTS (Unaudited)

January 31, 2017

Shares		Fair Value

	COMMON STOCK - 87.7%
	AIRLINES - 1.8%
2,696	SkyWest, Inc.	$95,438

	AUTO MANUFACTURERS - 2.4%
7,294	Wabash National Corp.	128,739

	AUTO PARTS & EQUIPMENT - 2.4%
515	Cooper-Standard Holdings, Inc.*	54,219
2,294	Douglas Dynamics, Inc.	77,537
		131,756
	BANKS - 7.5%
3,677	Customers Bancorp, Inc. *	126,709
3,050	Great Western Bancorp, Inc.	130,388
2,953	Western Alliance Bancorp *	145,819
		402,916
	BIOTECHNOLOGY - 2.7%
2,101	AMAG Pharmaceuticals, Inc.*	50,634
4,994	Exact Sciences Corp.*	94,636
		145,270
	BUILDING MATERIALS - 1.5%
1,890	Simpson Manufacturing Co., Inc.	82,253

	CHEMICALS - 3.0%
6,083	Ferro Corp.*	86,014
1,093	Innospec, Inc.	77,986
		164,000
	COMMERCIAL SERVICES - 8.1%
2,313	Aaron’s, Inc.	71,564
4,031	Albany Molecular Research, Inc. *	74,170
1,600	Deluxe Corp.	116,560
1,711	On Assignment, Inc. *	77,474
6,953	Travelport Worldwide Ltd.	99,845
		439,613
	DISTRIBUTION/WHOLESALE - 2.2%
1,397	Anixter International, Inc. *	119,443

	DIVERSIFIED FINANCIAL SERVICES - 3.0%
4,153	Aircastle Ltd.	92,612
1,376	World Acceptance Corp.	67,520
		160,132
	ELECTRIC - 1.8%
2,553	Avista Corp.	98,648

	ELECTRONICS - 2.1%
2,878	Sanmina Corp. *	112,098

	ENERGY ALTERNATE SOURCES - 1.1%
6,681	Renewable Energy Group, Inc.*	58,125

See accompanying notes to financial statements.

Affinity Small Cap Fund

SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

January 31, 2017

Shares		Fair Value

	ENGINEERING & CONSTRUCTION - 3.0%
2,289	Comfort Systems USA, Inc.	$77,483
1,191	EMCOR Group, Inc.	83,001
		160,484
	FOOD - 3.2%
2,047	B&G Foods, Inc.	90,784
926	Sanderson Farms, Inc.	84,266
		175,050
	HEALTHCARE-SERVICES - 4.5%
3,961	Ensign Group, Inc.	80,567
2,149	HealthSouth Corp.	83,424
1,464	Molina Healthcare, Inc. *	83,038
		247,029
	HOMEBUILDERS - 3.6%
2,823	CalAtlantic Group, Inc.	98,439
7,706	TRI Pointe Group, Inc. *	94,553
		192,992
	INSURANCE - 5.2%
3,567	Ambac Financial Group, Inc.*	74,622
3,197	Essent Group Ltd.*	110,520
6,980	State National Cos, Inc.	96,045
		281,187
	INTERNET - 1.3%
4,626	Blucora, Inc.*	69,853

	IRON STEEL - 1.6%
3,609	Schnitzer Steel Industries, Inc.	85,353

	LEISURE TIME - 1.0%
2,799	Malibu Boats, Inc.*	51,949

	LODGING - 1.9%
5,462	ILG, Inc.	103,505

	MEDIA - 2.0%
3,160	Sinclair Broadcast Group, Inc.	106,650

	OIL & GAS - 1.9%
1,648	Oil States International, Inc.*	65,096
1,743	PBF Energy, Inc. - Cl. A	40,420
		105,516
	PHARMACEUTICALS - 2.9%
1,505	Eagle Pharmaceuticals, Inc. *	104,161
2,198	PharMerica Corp. *	54,510
		158,671
	RETAIL - 4.6%
5,304	American Eagle Outfitters, Inc.	80,143
1,201	Asbury Automotive Group, Inc. *	78,786
852	Lithia Motors, Inc.	87,858
		246,787

See accompanying notes to financial statements.

Affinity Small Cap Fund

SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

January 31, 2017

Shares		Fair Value

	SEMICONDUCTORS - 7.1%
2,100	Cirrus Logic, Inc. *	$126,672
4,636	MaxLinear, Inc. - Cl. A *	118,589
2,104	MKS Instruments, Inc.	138,654
		383,915
	SOFTWARE - 4.3%
1,881	Ebix, Inc.	104,396
2,411	Take-Two Interactive Software, Inc. *	129,350
		233,746
	TOTAL COMMON STOCK (Cost $4,228,458)	4,741,118

	REAL ESTATE INVESTMENT TRUSTS (REITs) - 7.5%
18,646	Anworth Mortgage Asset Corp.	95,654
1,282	EPR Properties	94,830
7,310	Medical Properties Trust, Inc.	93,203
8,109	New Residential Investment Corp.	122,851
	TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $346,126)	406,538

	TOTAL INVESTMENTS - 95.2% (Cost $4,574,584) (a)	$5,147,656
	OTHER ASSETS LESS LIABILITIES - 4.8%	256,538
	TOTAL NET ASSETS - 100.0%	$5,404,194

*	Non-Income producing security.

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $4,583,213 and differs from fair value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation:	$736,510
Unrealized depreciation:	(172,067)
Net unrealized appreciation:	$564,443

See accompanying notes to financial statements.

Affinity Small Cap Fund

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)

January 31, 2017

ASSETS
Investment securities:
At cost	$4,574,584
At value	$5,147,656
Cash	228,231
Receivable due from Adviser	34,411
Dividends receivable	658
Prepaid expenses	26,638
TOTAL ASSETS	5,437,594

LIABILITIES
Distribution (12b-1) fees payable	80
Payable to related parties	16,925
Accrued expenses	16,395
TOTAL LIABILITIES	33,400
NET ASSETS	$5,404,194

Composition of Net Assets:
Paid in capital	$4,854,252
Accumulated net investment income	18,272
Accumulated net realized loss from investment transactions	(41,402)
Net unrealized appreciation of investments	573,072
NET ASSETS	$5,404,194

Net Asset Value Per Share:
Class A Shares:
Net Assets	$224,957
Shares of beneficial interest outstanding (b)	22,193
Net asset value (Net Assets ÷ Shares Outstanding) and redemption price per share (a)	$10.14
Maximum offering price per share (net asset value plus maximum sales charge of 5.75%)	$10.76

Class C Shares:
Net Assets	$8,911
Shares of beneficial interest outstanding (b)	888
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share (c)	$10.03

Class I Shares:
Net Assets	$5,170,326
Shares of beneficial interest outstanding (b)	508,525
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share	$10.17

(a)	Investments in Class A shares made at or above the $1 million breakpoint are not subject to an initial sales charge and may be subject to a 1.00% contingent deferred sales charge (“CDSC”) on shares redeemed less than 18 months after the date of purchase (excluding shares purchased with reinvested dividends and/or distributions).

(b)	Unlimited number of shares of beneficial interest authorized, no par value.

(c)	Differences in actual and calculated Net Asset Value (“NAV”) shown are due to rounding.

See accompanying notes to financial statements.

Affinity Small Cap Fund

STATEMENT OF OPERATIONS (Unaudited)

For the Six Months Ended January 31, 2017

INVESTMENT INCOME
Dividends	$43,345
TOTAL INVESTMENT INCOME	43,345

EXPENSES
Investment management fees	23,537
Distribution (12b-1) fees:
Class A	154
Class C	61
Administration fees	17,357
Accounting services fees	16,284
Registration fees	14,720
Transfer agent fees	11,664
Legal fees	11,522
Compliance officer fees	10,118
Audit Fees	9,049
Trustees fees and expenses	6,182
Printing and postage expenses	4,063
Custodian fees	2,493
Non 12b-1 shareholder servicing fees	957
Insurance expense	184
Other expenses	2,195
TOTAL EXPENSES	130,540
Less: Fees waived and expenses reimbursed by the Adviser	(93,174)
NET EXPENSES	37,366

NET INVESTMENT INCOME	5,979

REALIZED AND UNREALIZED LOSS FROM INVESTMENTS
Net realized loss from:
Investments	(1,883)
Net change in unrealized appreciation on:
Investments	396,849

NET REALIZED AND UNREALIZED GAIN FROM INVESTMENTS	394,966

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$400,945

See accompanying notes to financial statements.

Affinity Small Cap Fund

STATEMENT OF CHANGES IN NET ASSETS

	For the Six Months
	Ended January 31, 2017	For the Year
	(Unaudited)	Ended July 31, 2016

FROM OPERATIONS
Net investment income	$5,979	$13,164
Net realized loss from investments	(1,883)	(28,755)
Net change in unrealized appreciation on investments	396,849	176,223
Net increase in net assets resulting from operations	400,945	160,632

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
Class A	(79)	—
Class I	(11,744)	—
From distributions to shareholders	(11,823)	—

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A	123,199	—
Class C	—	15,600
Class I	946,549	5,670,328
Net asset value of shares issued in reinvestment of distributions:
Class A	79	—
Class I	11,744	—
Payments for shares redeemed:
Class C	(7,596)	(1,634)
Class I	(1,426,693)	(579,136)
Net increase (decrease) in net assets from shares of beneficial interest	(352,718)	5,105,158

TOTAL INCREASE IN NET ASSETS	36,404	5,265,790

NET ASSETS
Beginning of Period	5,367,790	102,000
End of Period *	$5,404,194	$5,367,790
*Includes accumulated net investment income of:	$18,272	$12,293

SHARE ACTIVITY
Class A:
Shares Sold	12,185	—
Shares Reinvested	8	—
Net increase in shares of beneficial interest outstanding	12,193	—

Class C:
Shares Sold	1	1,762
Shares Redeemed	(797)	(178)
Net increase (decrease) in shares of beneficial interest outstanding	(796)	1,584

Class I:
Shares Sold	97,208	627,436
Shares Reinvested	1,150	—
Shares Redeemed	(150,767)	(66,602)
Net increase (decrease) in shares of beneficial interest outstanding	(52,409)	560,834

See accompanying notes to financial statements.

Affinity Small Cap Fund

FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout the Period Presented

	Class A
	Six Months
	Ended		Year
	January 31, 2017		Ended
	(Unaudited)		July 31, 2016
Net asset value, beginning of period (1)	$9.34		$10.00

Activity from investment operations:
Net investment gain (4)	0.01		0.01
Net realized and unrealized gain (loss) on investments	0.80		(0.67)
Total from investment operations	0.81		(0.66)
Less distributions from:
Net investment income	(0.01)		—
Total distributions	(0.01)		—

Net asset value, end of period	$10.14		$9.34

Total return (2)	8.63	% (10)	(6.60)%

Net assets, at end of period (000s)	$225		$93

Ratio of gross expenses to average net assets (3)(5)	4.23	% (9)	7.00	% (8)
Ratio of net expenses to average net assets (5)	1.75	% (9)	1.75%
Ratio of net investment income (loss) to average net assets (5)(6)	(0.06	)% (9)	0.07%

Portfolio Turnover Rate (7)	39	% (10)	102%

(1)	The Affinity Small Cap Fund commenced operations on July 31, 2015.

(2)	Total returns are historical in nature and assume changes in sale price, reinvestment of dividends and capital gain distributions. Had the Adviser not waived or reimbursed a portion of the Fund’s expenses, total returns would have been lower.

(3)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(4)	Per share amounts calculated using the average shares method.

(5)	The ratios of expenses to average net assets and net investment income (loss) to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(6)	Recognition of net investment income (loss) is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(7)	All securities whose maturity or expiration date at the time of acquisition were one year or less are excluded from the portfolio turnover rate calculation.

(8)	As the Fund commenced operations on July 31, 2015 and share classes were funded at various levels over the period, the ratio presented is based upon the expected expense level for the class provided in the Fund’s prospectus.

(9)	Annualized for periods less than one full year.

(10)	Not annualized.

See accompanying notes to financial statements.

Affinity Small Cap Fund

FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout the Period Presented

	Class C
	Six Months
	Ended		Year
	January 31, 2017		Ended
	(Unaudited)		July 31, 2016
Net asset value, beginning of period (1)	$9.27		$10.00

Activity from investment operations:
Net investment loss (4)	(0.03)		(0.05)
Net realized and unrealized gain (loss) on investments	0.79		(0.68)
Total from investment operations	0.76		(0.73)

Net asset value, end of period	$10.03		$9.27

Total return (2)	8.20	% (10)	(7.30)%

Net assets, at end of period (000s)	$9		$16

Ratio of gross expenses to average net assets (3)(5)	4.98	% (9)	7.75	% (8)
Ratio of net expenses to average net assets (5)	2.50	% (9)	2.50%
Ratio of net investment income (loss) to average net assets (5)(6)	(0.69	)% (9)	(0.59)%

Portfolio Turnover Rate (7)	39	% (10)	102%

(1)	The Affinity Small Cap Fund commenced operations on July 31, 2015.

(2)	Total returns are historical in nature and assume changes in sale price, reinvestment of dividends and capital gain distributions. Had the Adviser not waived or reimbursed a portion of the Fund’s expenses, total returns would have been lower.

(3)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(4)	Per share amounts calculated using the average shares method.

(5)	The ratios of expenses to average net assets and net investment income (loss) to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(6)	Recognition of net investment income (loss) is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(7)	All securities whose maturity or expiration date at the time of acquisition were one year or less are excluded from the portfolio turnover rate calculation.

(8)	As the Fund commenced operations on July 31, 2015 and share classes were funded at various levels over the period, the ratio presented is based upon the expected expense level for the class provided in the Fund’s prospectus.

(9)	Annualized for periods less than one full year.

(10)	Not annualized.

See accompanying notes to financial statements.

Affinity Small Cap Fund

FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout the Period Presented

	Class I
	Six Months
	Ended		Year
	January 31, 2017		Ended
	(Unaudited)		July 31, 2016
Net asset value, beginning of period (1)	$9.37		$10.00

Activity from investment operations:
Net investment gain (4)	0.01		0.04
Net realized and unrealized gain (loss) on investments	0.81		(0.67)
Total from investment operations	0.82		(0.63)
Less distributions from:
Net investment income	(0.02)		—
Total distributions	(0.02)		—
Net asset value, end of period	$10.17		$9.37

Total return (2)	8.79	% (9)	(6.30)%

Net assets, at end of period (000s)	$5,170		$5,259

Ratio of gross expenses to average net assets (3)(5)	3.98	% (8)	6.75%
Ratio of net expenses to average net assets (5)	1.50	% (8)	1.50%
Ratio of net investment income (loss) to average net assets (5)(6)	0.26	% (8)	0.44%

Portfolio Turnover Rate (7)	39	% (9)	102%

(1)	The Affinity Small Cap Fund commenced operations on July 31, 2015.

(2)	Total returns are historical in nature and assume changes in sale price, reinvestment of dividends and capital gain distributions. Had the Adviser not waived or reimbursed a portion of the Fund’s expenses, total returns would have been lower.

(3)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(4)	Per share amounts calculated using the average shares method.

(5)	The ratios of expenses to average net assets and net investment income (loss) to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(6)	Recognition of net investment income (loss) is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(7)	All securities whose maturity or expiration date at the time of acquisition were one year or less are excluded from the portfolio turnover rate calculation.

(8)	Annualized for periods less than one full year.

(9)	Not annualized.

See accompanying notes to financial statements.

Affinity Small Cap Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)

January 31, 2017

(1)	ORGANIZATION

The Affinity Small Cap Fund (the “Fund”) is a series of shares of beneficial interest of the Two Roads Shared Trust (the “Trust”), a statutory trust organized under the laws of the State of Delaware on June 8, 2012, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company. The Fund commenced operations on July 31, 2015. The investment objective seeks to provide capital growth and income.

The fund offers Class A, Class C and Class I shares. Class A shares are offered at net asset value (“NAV”) plus a maximum shares charge of 5.75%. Investors that purchase $1,000,000 or more of the Fund’s Class A shares will not pay any initial sales charge on the purchase. However, purchases of $1,000,000 or more of Class A shares may be subject to a contingent deferred sales charge (“CDSC”) on shares redeemed during the first 18 months after their purchase in the amount of the commissions paid on the shares redeemed. Class C shares of the Fund are sold at NAV without an initial sales charge but may be subject to a CDSC on shares redeemed during the first year after the initial purchase. Class I shares of the Fund are sold at NAV without an initial sales charge and are not subject to 12b-1 distribution fees or a CDSC. Each share class represents an interest in the same assets of the Fund and classes are identical except for differences in their sales charge structures and ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Fund’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

(2)	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services Investment Companies” including FASB Accounting Standard Update ASU 2013-08.

Security Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale such securities shall be valued at the mean between the last bid and ask prices on the day of valuation. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Board of Trustees (the “Board”) using methods which include current market quotations from a major market maker in the securities and based on methods which include the consideration of yields or prices of securities of comparable quality, coupon, maturity and type. Short-term debt obligations, excluding U.S. Treasury Bills, having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost.

Affinity Small Cap Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

January 31, 2017

The Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) Adviser and/or sub- Adviser. The team may also enlist third party consultants such as valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board has also engaged a third party valuation firm to attend valuation meetings held by the Trust, review minutes of such meetings and report to the Board on a quarterly basis. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process – As noted above, the fair value team is composed of one or more representative from each of the (i) Trust, (ii) administrator, and (iii) Adviser. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source); (ii) securities for which, in the judgment of the Adviser or sub-Adviser, the prices or values available do not represent the fair value of the instrument; factors which may cause the Adviser or sub-Adviser to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; and (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to a Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private investments or non-traded securities are valued via inputs from the Adviser based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the Adviser is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

Valuation of Fund of Funds – The Fund may invest in portfolios of open-end or closed-end investment companies (the “Underlying Funds”). The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value to the methods established by the boards of directors of the Underlying Funds.

Open-ended funds are valued at their respective net asset values as reported by such investment companies. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Fund will not change.

Affinity Small Cap Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

January 31, 2017

Exchange Traded Funds – The Fund may invest in exchange traded funds (“ETFs”). ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. The Fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of January 31, 2017 for the Fund’s assets and liabilities measured at fair value:

Assets *	Level 1	Level 2	Level 3	Total
Common Stocks	$4,741,118	$—	$—	$4,741,118
Real Estate Investment Trusts	406,538	—	—	406,538
Total	$5,147,656	$—	$—	$5,147,656

There were no transfers into or out of Level 1 and Level 2 during the current period presented. It is the Fund’s policy to recognize transfers into or out of Level 1 and Level 2 at the end of the reporting period. The Fund did not hold any Level 3 securities during the period.

*	Refer to the Schedule of Investments for industry classification.

Affinity Small Cap Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

January 31, 2017

Security Transactions and Related Income

Security transactions are accounted for on trade date basis. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Dividends and Distributions to Shareholders

Dividends from net investment income and net realized capital gains are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are recorded on ex-dividend date and determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.

Federal Income Taxes

The Fund intends to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended, and, if so qualified, will not be liable for federal income taxes to the extent all earnings are distributed to shareholders on a timely basis. Therefore, no federal income tax provision has been recorded.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2015) or expected to be taken in the Fund’s tax returns for the six months ended July 31, 2016. The Fund identifies its major tax jurisdictions as U.S. Federal, Nebraska and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Expenses

Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Indemnification

The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on industry experience, the Fund expects the risk of loss due to these warranties and indemnities to be remote.

Affinity Small Cap Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

January 31, 2017

(3)	INVESTMENT TRANSACTIONS

The cost of purchases and proceeds from the sale of securities, other than short-term securities, for the six months ended January 31, 2017 amounted to $1,564,096 and $1,982,468, respectively.

(4)	INVESTMENT ADVISERY AGREEMENT / TRANSACTIONS WITH RELATED PARTIES

Anfield Capital Management, LLC serves as the Fund’s investment adviser (the “Adviser”). Pursuant to an Investment Advisory Agreement with the Fund, the Adviser, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others. As compensation for its services, the Fund pays to the Adviser a monthly investment management fees at an annual rate of 0.95% of its average daily net assets. For the six months ended January 31, 2017, the Adviser earned $23,537 in investment management fees.

The Adviser has entered into a sub-advisory agreement with Affinity Investment Advisers, LLC (“Affinity”) to serve as the Fund’s sub-adviser. The Adviser pays the sub-advisory fees from its advisory fee. Subject to oversight by the adviser, Affinity is responsible for managing the Fund’s investment portfolio according to the Fund’s investment objective, policies and restrictions.

The Adviser, pursuant to an Expense Limitation Agreement (the “Agreement”) has contractually agreed to reduce its fees and/or absorb expenses of the Fund, at least until December 1, 2017 to ensure that Net Annual Operating Expenses (exclusive of any front-end or contingent deferred loads; brokerage fees and commissions; expenses of other investment companies in which the Fund may invest (“acquired fund fees and expenses”); borrowing costs, such as interest and dividend expense on securities sold short; taxes; and extraordinary expenses, such as litigation expenses) will not exceed 1.75%, 2.50%, and 1.50% of the Fund’s average daily net assets for Class A, Class C, and Class I shares, respectively. The Agreement will allow the Adviser to recover amounts previously reimbursed for operating expenses to the Fund to the extent that the Fund’s expense ratio falls below the above indicated expense limitations. The amounts that can be recovered will be limited to the difference between the actual expense ratio and the amount of the expense limitation. Under such agreement, the Adviser can only recover such amounts for a period of up to three years. During the six months ended January 31, 2017, the Adviser waived fees and reimbursed expenses in the amount of $93,174 in expenses to the Fund. As of July 31, 2016 the Adviser can recoup waived and reimbursed expenses of $187,940 until July 31, 2019. As of January 31, 2017 the amount due from the Advisor totaled $34,411, of which has since been paid by the Advisor.

The distributor of the Fund is Northern Lights Distributors, LLC (the “Distributor”). The Board has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that a monthly service and/or distribution fee is calculated by the Fund at an annual rate of 0.25% and 1.00% of its average daily net assets for Class A and Class C, respectively, and is paid to the Distributor to provide compensation for ongoing shareholder servicing and distribution-related activities or services and/or maintenance of the Fund’s shareholder accounts not otherwise required to be provided by the Adviser.

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s Class A, Class C and Class I shares. For the six months ended January 31, 2017, the Distributor received $7,200 in underwriting commissions for sales of Class A of which $975 was retained.

Class C shares of the Fund are not subject to an initial sales charge and may be subject to a 1.00% contingent deferred sales charge (“CDSC”) of the purchase price on shares redeemed during the first twelve months after their purchase. As of January 31, 2017, the amount of CDSC paid by the shareholders of the Fund was $53.

Affinity Small Cap Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

January 31, 2017

In addition, certain affiliates of the Distributor provide services to the Fund as follows:

Gemini Fund Services, LLC (“GFS”), an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with GFS, the Fund pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Fund. Certain officers of the Trust are also officers of GFS, and are not paid any fees directly by the Fund for servicing in such capacities.

BluGiant, LLC (“BluGiant”), BluGiant, an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, BluGiant receives customary fees from the Fund.

Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

(5)	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

There were no distributions for the fiscal year ended July 31, 2016.

As of July 31, 2016, the components of accumulated earnings/ (deficit) on a tax basis were as follows:

Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
Income	Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
$3,663	$—	$(26,518)	$(1,178)	$—	$184,853	$160,820

The difference between book basis and tax basis undistributed net investment income, accumulated net realized losses, and unrealized appreciation from investments is primarily attributable to adjustments relating to the Qualified Electing Fund election taken on passive foreign investment companies and adjustments for real estate investment trusts.

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Fund incurred and elected to defer such capital losses of $26,518.

At July 31, 2016, the Fund has capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

	Non-Expiring	Non-Expiring
Expiring FYE	Short-Term	Long-Term	Total
$—	$1,178	$—	$1,178

Permanent book and tax differences, primarily attributable to the book/tax basis treatment of non-deductible expenses and adjustments for real estate investment trusts, resulted in reclassifications for the year ended July 31, 2016 as follows:

Paid	Undistributed	Accumulated
In	Net Investment	Net Realized
Capital	Income (Loss)	Gains (Loss)
$(188)	$(871)	$1,059

Affinity Small Cap Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

January 31, 2017

(6)	BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the 1940 Act. As of January 31, 2017 the following held in excess of 25% of the voting securities of the Funds listed, for the sole benefit of customers and may be deemed to control the applicable Fund. As of January 31, 2017 Charles Schwab held 41.60% of the voting securities of the Fund for the sole benefit of customers and may be deemed to control the Fund.

(7)	NEW ACCOUNTING PRONOUNCEMENTS

On October 13, 2016 the Securities and Exchange Commission amended existing rules intended to modernize reporting and disclosure of information. These amendments relate to Regulation S-X which sets forth the form and content of financial statements. At this time, management is evaluating the implications of adopting these amendments and their impact on the financial statements and accompanying notes.

(8)	SUBSEQUENT EVENTS

Subsequent events after the Statement of Assets and Liabilities date have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

Affinity Small Cap Fund

EXPENSE EXAMPLES (Unaudited)

January 31, 2017

As a shareholder of Affinity Small Cap Fund, you incur two types of costs: (1) transaction costs, including sales loads; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Affinity Small Cap Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The “Actual Expenses” line in the table below provides information about actual account values and actual expenses. You may use the information below together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Affinity Small Cap Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period**
Actual	8/1/16	1/31/17	8/1/16 – 1/31/17	8/1/16 – 1/31/17
Class A	$1,000.00	$1,086.30	$9.20	1.75%
Class C	1,000.00	1,082.00	13.12	2.50
Class I	1,000.00	1,087.90	7.89	1.50

Hypothetical	Beginning	Ending	Expenses Paid	Expense Ratio
(5% return before expenses)	Account Value	Account Value	During Period*	During Period**
	8/1/16	1/31/17	8/1/16 – 1/31/17	8/1/16 – 1/31/17
Class A	$1,000.00	$1,016.38	$8.89	1.75%
Class C	1,000.00	1,012.60	12.68	2.50
Class I	1,000.00	1,017.64	7.63	1.50

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (184) divided by the number of days in the fiscal year (365).

**	Annualized.

PRIVACY NOTICE

FACTS	WHAT DOES TWO ROADS SHARED TRUST DO WITH YOUR PERSONAL INFORMATION

Why?	Financial companies choose how they share your personal information.

Federal law gives consumers the right to limit some but not all sharing.
Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	THE TYPES OF PERSONAL INFORMATION WE COLLECT AND SHARE DEPENDS ON THE PRODUCT OR SERVICE THAT YOU HAVE WITH US. THIS INFORMATION CAN INCLUDE:

● Social Security number and income

● Account transactions and transaction history

● Investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reason Two Roads Shared Trust chooses to share and whether you can limit this sharing.

Reasons we can share your personal information	Does Two Roads Shared Trust share?	Can you limit this sharing?
For our everyday business purposes –
such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	YES	NO
For our marketing purposes –	NO	We do not share
to offer our products and services to you
For joint marketing with other financial companies	NO	We do not share

For our affiliates’ everyday business purposes –	NO	We do not share
information about your transactions and experiences

For our affiliates’ everyday business purposes –	NO	We do not share
information about your creditworthiness
For our affiliates to market to you	NO	We do not share

For nonaffiliates to market to you	NO	We do not share

Questions?	Call 1-402-895-1600

What we do

How does Two Roads Shared Trust protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law.

These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.
How does Two Roads Shared Trust	We collect your personal information, for example, when you
collect my personal information?
● open an account or give us contact information

● provide account information or give us your income information

● make deposits or withdrawals from your account

We also collect your personal information from other companies.
Why can’t I limit all sharing?	Federal law gives you the right to limit only

● sharing for affiliates’ everyday business purposes – information about your creditworthiness

● affiliates from using your information to market to you

● sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.

● Two Roads Shared Trust has no affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.

● Two Roads Shared Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliates financial companies that together market financial products or services to you.

● Two Roads Shared Trust does not jointly market.

Proxy Voting Policy

Information regarding how the Fund votes proxies relating to portfolio securities for the most recent twelve month period ended June 30th as well as a description of the policies and procedures that the Fund used to determine how to vote proxies is available without charge, upon request, by calling 1-866-345-0588 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Portfolio Holdings

Each Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling1-866-345-0588.

Adviser
Anfield Capital Management, LLC
4695 MacArthur Court, Suite 430
Newport Beach, CA 92660

Sub-Adviser
Affinity Investment Advisors, LLC
18111 Von Karman Ave
Irvine, CA 92612

Administrator
Gemini Fund Services, LLC
80 Arkay Drive, Suite 110
Hauppauge, NY 11788

Item 2. Code of Ethics. Not applicable.

Item 3. Audit Committee Financial Expert. Not applicable.

Item 4. Principal Accountant Fees and Services. Not applicable.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Two Roads Shared Trust

By (Signature and Title)

/s/ Andrew B. Rogers

Andrew B. Rogers, Principal Executive Officer/President

Date 04/11/2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Andrew B. Rogers

Andrew B. Rogers, Principal Executive Officer/President

Date 04/11/2017

By (Signature and Title)

/s/ Jim Colantino

Jim Colantino, Principal Financial Officer/Treasurer

Date 04/11/2017